UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27264 (Commission File Number)	33-0687976 (IRS Employer Identification No.)
	750 Battery Street, Suite 330 San Francisco CA (Address of Principal Executive Offices)	94111 (Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy A Continued Listing Rule or Standard; Transfer of Listing.
     On September 15, 2009, VIA Pharmaceuticals, Inc. (the “Company”) received a deficiency letter from the staff of the NASDAQ Stock Market (“NASDAQ”) informing the Company that it does not currently comply with NASDAQ Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Minimum Bid Price Rule requires companies to maintain a closing bid price of at least $1.00. Since NASDAQ’s reinstatement of the minimum bid price listing requirement on August 3, 2009, the Company has failed to demonstrate a closing bid price for its common shares of at least $1.00 for a period of 30 consecutive business days. Under NASDAQ Marketplace Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until March 15, 2010 (the “Grace Period”), to regain compliance with the minimum bid price listing requirement. If at anytime during the Grace Period the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will have regained compliance with the Minimum Bid Price Rule. In the event the Company does not regain compliance with the Minimum Bid Price Rule prior to the expiration of the Grace Period, NASDAQ will provide written notice that the Company’s securities are subject to delisting. At that time, the Company may appeal NASDAQ’s determination to a NASDAQ Listing Qualifications Panel (the “Panel”), which would stay any further delisting action by NASDAQ pending a final decision by the Panel. No assurances can be provided that the Company will regain compliance with the Minimum Bid Price Rule and maintain its NASDAQ listing.
Item 8.01. Other Events.
     On September 18, 2009, the Company issued a press release announcing that the Company had received a deficiency letter, dated September 15, 2009, from the staff of the NASDAQ Stock Market informing the Company that it does not currently comply with NASDAQ Marketplace Rule 5550(a)(2). A copy of the press release is filed as Exhibit 99.1 to this report.
     The information contained in this Item 8.01 and the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 18, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.
Date: September 18, 2009	By:	/s/ James G. Stewart
James G. Stewart
		Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 18, 2009